John Hancock Funds II
Supplement dated April 19, 2011
to the current Prospectus dated December 31, 2010
High Income Fund
In the “Principal Investment Strategies” section, the following information is added to the third paragraph:
The fund may hold up to 20% of its total assets in the securities of companies in any one industry and up to 10% of its total assets in the securities of any individual issuer (excluding securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities). Mortgage and asset backed securities do not constitute an industry for purposes of these restrictions.
In the “Principal Risks of Investing in the Fund” section, the following information is added:
Sector investing risk Because the fund may focus on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.
In the “Additional Information About the Funds” section, the following information is added:
The fund may hold up to 20% of its total assets in the securities of companies in any one industry and up to 10% of its total assets in the securities of any individual issuer (excluding securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities). Mortgage and asset backed securities do not constitute an industry for purposes of these restrictions.
In the “Additional Information About the Funds’ Principal Risks” section, the following information is added:
Sector investing risk When a fund’s investments are focused in a particular sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that such funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that sector.